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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): April 20, 2001



                       CHICAGO BRIDGE & IRON COMPANY N.V.
             (Exact name of registrant as specified in its charter)



                                 The Netherlands
                 (State or other jurisdiction of incorporation)



         1-12815                                           N.A.
(Commission File Number)                      (IRS Employer Identification No.)

     Polarisavenue 31
     2132 JH Hoofdorp
     The Netherlands                                       N.A.
(Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: 31-23-568-5660

                                      N.A.
          (Former name or former address, if changed since last report)


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Item 5.   Other Events and Regulation FD Disclosure

The Company's request to be delisted from the Euronext Amsterdam N.V. (the "Amsterdam Exchange") was granted. Its shares were removed from trading on the Amsterdam Exchange effective April 20, 2001. The shares have been and will continue to be listed on the New York Stock Exchange, Inc.

Chicago Bridge & Iron Company N.V. has been listed on the Amsterdam Exchange since its initial public offering in March 1997. The number of CB&I shares on the Amsterdam Exchange has steadily declined from 14,011 at the end of 1998 to 5,705 as of March 30, 2001. No bankers or brokers support the stock in The Netherlands and we don't believe that will change in the foreseeable future. Relative to our stock activity in The Netherlands, there is a substantial cost to the Company for listing on and complying with the requirements of the Amsterdam Exchange, and the benefits of the listing are negligible.

Below is the text of the press release in Amsterdam:

"CHICAGO BRIDGE & IRON COMPANY N.V.

Chicago Bridge & Iron Company N.V. with corporate seat at Amsterdam (the "Company") has decided to terminate the listing of its ordinary shares with a nominal value of NLG 0,01 each in its share capital (the "Ordinary Shares") on the Official Segment of Euronext Amsterdam N.V.'s stock market effective 20 April 2001 (accordingly, the Ordinary Shares can be traded in Amsterdam on [20] April 2001 until close of trading at the latest). The Ordinary Shares will continue to be listed on the New York Stock Exchange in the form of registered shares, either held directly by the registered owner or, if the registered owner elects to hold through the Depository Trust Company ("DTC"), held by DTC's nominee, Cede & Co.

Holders of Ordinary Shares to bearer (which are the Ordinary Shares traded in Amsterdam) are requested to deliver these to Kas-Associatie N.V. (NECIGEF code
300) in favour of account 22.82.00.083 and give instructions (i) whether they wish to hold the Ordinary Shares directly or through DTC and (ii), if applicable, which custodian they want to use in the United States of America. The costs in the Netherlands of transferring the Ordinary Shares to Kas-Associatie N.V. will be borne by the Company.

Amsterdam, 17 April 2001

CHICAGO BRIDGE & IRON COMPANY N.V."




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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        CHICAGO BRIDGE & IRON COMPANY N.V.
                                        By:  Chicago Bridge & Iron Company B.V.
                                        Its: Managing Director


Date:  April 24, 2001                   By:/s/ Timothy J. Wiggins
                                           -----------------------------------
                                              Managing Director